Davis Global Fund
Davis International Fund
Authorized series of
Davis New York Venture Fund, Inc.
Supplement dated May 1, 2026
to the Prospectus dated March 1, 2026
Effective May 1, 2026, the following is added to the section on Online Account Access under Selling Shares:

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There is a 15-day holding period following a bank maintenance event during which online redemptions are restricted. Shareholders are still able to submit redemption requests via phone or written instruction.